Shareholders' Equity - Computation of Basic and Diluted Loss Per Share (Detail) - CAD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Numerator
Net loss for the year	$ (128,758)	$ (18,934)
Denominator
For basic - weighted average number of shares outstanding	210,134,192	195,968,588
Effect of dilutive securities	0	0
For diluted - adjusted weighted average number of shares outstanding	210,134,192	195,968,588
Loss Per Share
Basic	$ (0.61)	$ (0.10)
Diluted	$ (0.61)	$ (0.10)